                 AGREEMENT  AND  PLAN  OF  MERGER



                              among



                     LAS  VEGAS  GAMING,  INC.

                              "LVGI"



                     LAS  VEGAS  TWIN,  INC.

                             "LV TWIN"




                TRIPLE  WIN  IN  NEVADA,  INC.

                           "TRIPLE  WIN"



                               and


                 ROBERT G. DUCAJ, II, JOHN MULLIGAN,
                 LETA K. MULLIGAN AND MICHAEL CASSIDY

                         "Shareholders"

                   AGREEMENT  AND  PLAN  OF  MERGER
                   --------------------------------


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into effective as of the 30th day of April, 2003, by and among LAS VEGAS GAMING, INC., a Nevada corporation ("LVGI"), LAS VEGAS TWIN, INC., a Nevada corporation ("LV TWIN"), TRIPLE WIN IN NEVADA, INC., a Nevada corporation ("TRIPLE WIN") and ROBERT G. DUCAJ, II, JOHN MULLIGAN, LETA K. MULLIGAN AND MICHAEL CASSIDY, all the shareholders of TRIPLE WIN ("Shareholders").

                   R  E  C  I  T  A  L  S:
                   -----------------------

     WHEREAS, the parties believe that a business combination between TRIPLE WIN and the LV TWIN is in the best interest of the parties to this Agreement and their respective stockholders; and

     WHEREAS, the respective Boards of Directors and shareholders of the parties have approved, or will meet to consider and approve, the merger of TRIPLE WIN with and into LV TWIN, upon the terms and conditions set forth in this Agreement and Plan of Merger and in accordance with Chapter 92A "Mergers and Exchanges of Interest" of the Nevada Revised Statutes; and

     WHEREAS, each party hereto wishes to adopt this Agreement and Plan of Merger, together with the form of Certificate of Merger attached hereto as Exhibit A (the "Certificate of Merger") as a "plan of reorganization" within the meaning of Section 368(a) of the Code, and to cause the Merger to qualify as a reorganization under the provision of Section 368(a)(1)(A) of the Code, whereby each share of capital stock of TRIPLE WIN (the "TRIPLE WIN Common Stock") will be canceled and whereby LV TWIN will be the surviving entity of a merger with TRIPLE WIN.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                       ARTICLE I.  THE  MERGER


  1.1 The Merger. At the Effective Time (as defined in Section 1.3 hereof) and subject to and upon the terms and conditions of this Agreement, TRIPLE WIN will be merged with and into LV TWIN (the "Merger"). Following the Merger, LV TWIN will continue as the surviving entity under the name "Las Vegas TWIN, Inc." and the separate corporate existence of TRIPLE WIN will cease. (LV TWIN and TRIPLE WIN are sometimes referred to collectively herein as the "Constituent Companies").

  1.2     Effects  of  the  Merger.   At  the  Effective Time, LV TWIN will be a
wholly owned subsidiary of LVGI. At the Effective Time, LV TWIN will, without any other action,


                                       2

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possess  all  the rights, privileges, powers and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Companies; and all rights, privileges, powers and franchises of each of the Constituent Companies, and all property, real, personal and mixed, and all debts due to either of the Constituent Companies on whatever account, will be vested in LV TWIN; and all property, rights, privileges, powers and franchises, and all and every other interest will be thereafter as effectually the property of LV TWIN as they were of the Constituent Companies, and the title to any real estate vested by deed or otherwise in the Constituent Companies will not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Companies will be preserved unimpaired, and all debts, liabilities and duties of either of the Constituent Companies will thenceforth attach to LV TWIN, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

  1.3 Closing; Effective Time and Transaction Effective Date. The closing of the Merger (the "Closing") will take place on May 7, 2003 (the "Closing Date"), subject to satisfaction or waiver of the conditions set forth in this Agreement, at the offices of Cane O'Neill Taylor, LLC, Las Vegas, NV. The Merger will become effective at the time of the filing of the Certificates of Merger with the office of the Secretary of State of Nevada in accordance with the provisions of applicable law, which Certificate of Merger will be so filed as soon as practicable after the Closing. The date and time when the Merger will become effective shall be at such time as the Certificates of Merger are duly filed with the Nevada Secretary of State or such later date as mutually agreeable to the Constituent Companies and specified in the Certificate of Merger (the "Effective Time").

  1.4 Certificate of Incorporation. The Articles of Organization and Bylaws of LV TWIN in effect immediately prior to the Effective Time will remain the Articles of Organization and Bylaws of LV TWIN until amended in accordance with the provisions of the applicable corporate law.

  1.5 Directors and Officers. The officers and directors of LV TWIN immediately prior to the Effective Time will, after the Effective Time, continue to be the officers and directors of LV TWIN without change, until their successors have been duly elected and qualified in accordance with the Articles of Incorporation and Bylaws of LV TWIN.


         ARTICLE II.  STATUS  AND  CONVERSION  OF  SECURITIES;
                       MERGER  CONSIDERATION

  2.1 Conversion of Securities. At the Effective Time, each share of TRIPLE WIN Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holders thereof, automatically be canceled, retired and extinguished, and each outstanding share of TRIPLE WIN Common Stock will be converted into the right to receive an aliquot portion of the Merger Consideration (as defined in Section
2.2  hereof)  as  described  below.

                                       3

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  2.2     Merger  Consideration.

     (a) As of the Effective Time, each issued and outstanding share of TRIPLE WIN Common Stock held by the Shareholders, comprising all of the issued and outstanding shares of TRIPLE WIN Common Stock as of the Effective Time, will be converted into a right to receive their agreed portion of the "Merger
Consideration". Merger Consideration shall be defined as follows: Five Hundred and Eighty Thousand Shares (580,000) of LVGI Common Stock plus $300,000 cash,

     The Merger Consideration will be distributed between the Shareholders as follows:

     In the case of Michael Cassidy, he will receive 100,000 shares of LVGI common stock and $300,000 in cash as follows: $100,000 at closing, $100,000 within 90 days of closing, and $100,000 within 180 days of closing.

     The remaining LVGI shares contained in the Merger Consideration (less the 100,000 shares distributed to Michael Cassidy) will be distributed to the three remaining Shareholders equally.

     Since, as of the Effective Time, all shares of the TRIPLE WIN Common Stock will no longer be outstanding, will automatically be cancelled and retired, and will cease to exist, each holder of shares of TRIPLE WIN Common Stock will cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

  2.3 Delivery of Merger Consideration. LVGI shall deliver the Merger Consideration to each Shareholder within five (5) business days of Closing or within five (5) business days after surrender of certificates (the "Certificates") representing all shares of TRIPLE WIN Common Stock owned by such individual, whichever is later. By accepting delivery of the Merger Consideration, each such holder will be deemed to have represented to LVGI that such stockholder has no present intention of selling or otherwise disposing of any of its interest in the LVGI Common Stock received as part of the Merger
Consideration, except as contemplated under that certain Registration Rights Agreement referenced in Section 2.8. Each Shareholder will also sign an Investment Letter representing their intent as provided by Appendix A.

    (1) Certificates. The Certificates shall forthwith be canceled upon surrender. Until surrendered as contemplated by this Section 2.3, each such Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender that pro rata portion of the Merger Consideration applicable thereto.

    (2) No Further Ownership Rights in TRIPLE WIN Common Stock. All shares of LVGI Common Stock issued upon the surrender for exchange of the Certificates in accordance with the terms of this Article II shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to TRIPLE WIN Common Stock theretofore


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represented  by such Certificates, and there shall be no further registration or transfer  of  the  shares  of  TRIPLE WIN Common Stock after the Effective Time.

    (3) No Fractional Shares. No certificates or scrip representing fractional shares of LVGI Common Stock shall be issued upon the surrender of certificates of TRIPLE WIN Common Stock for exchange, and such fractional share interests will not entitle the owner thereof to vote or to any rights as a stockholder of LVGI. Notwithstanding any other provision of this Agreement, each holder of TRIPLE WIN Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of LVGI Common Stock (after taking into account all Certificates delivered by such holder) will promptly receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of LVGI Common Stock multiplied by $5.

    (4) Lost Certificates. In the event any Certificates have been lost, stolen or destroyed, upon the making of an affidavit of that fact, in form and substance reasonably satisfactory to LVGI, by the person claiming such certificate to be lost, stolen or destroyed, LVGI will issue in exchange for such lost, stolen or destroyed Certificate the shares of LVGI Common Stock and cash in lieu of fractional shares, deliverable in respect thereof pursuant to this Agreement.


  2.4 Cancellation of Treasury Shares. Any authorized but unissued shares of TRIPLE WIN Common Stock as of the Effective Time shall automatically be canceled and retired and shall cease to exist, and no LVGI Common Stock, cash or other consideration will be delivered in exchange therefore.

  2.5 Securities Exemptions. LVGI hereby represents, warrants and covenants that all the shares of LVGI Common Stock comprising the Merger Consideration will be issued pursuant to an exemption from registration provided by Section
4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Each share certificate representing the LVGI Common Stock so issued will be endorsed with a legend stating that the shares have been issued pursuant to an exemption from registration provided by the Securities Act and may not be sold without an exemption from registration or an effective registration statement.

  2.6 Registration Rights. LVGI agrees that it will include the Merger Consideration Shares issued hereby in any registration statement for common stock it files with the Securities and Exchange Commission within the next two years.

  2.7.    Demand  Registration  Rights.

     2.7.1. Registration of Merger Consideration Shares. If the Merger Consideration Shares have not been registered or have otherwise had their restrictions lifted due to section 144K of the securities act or otherwise, or have been transferred on or before May 1, 2005 LVGI shall prepare and file a Registration Statement under the federal securities laws (the Registration Statement@) covering the resale of the Merger Consideration Shares by the Shareholders to be made on a continuing basis under the Securities Act. LVGI shall use its best efforts to cause the Registration Statement to be effective on or before September 1, 2005. LVGI will use its best efforts to keep the Registration Statement continuously effective until the date upon which no Shareholder owns any Merger Consideration Shares or have otherwise had their restrictions lifted due to sections 144K of the securities act or otherwise, including, without limitation, such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective.

     2.7.2. Blue Sky Registration. If the Merger Consideration Shares have not been registered or have otherwise had their restrictions lifted due to section 144K of the securities act or otherwise, or have been transferred on or before May 1, 2005 LVGI will use its reasonable best efforts to register or qualify the Merger Consideration Shares under the securities or Ablue sky@ laws of any such jurisdictions in the United States as the Shareholders reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the disposition of the LVGI stock in such jurisdictions.

     2.7.3. Exchange Listings. If the Merger Consideration Shares have not been registered or have otherwise had their restrictions lifted due to section 144K of the securities act or otherwise, or have been transferred on or before May 1, 2005 LVGI shall from time to time following registration under 2.7.1 take all action which may be necessary so that the Merger Consideration Shares will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States, if any, on which other shares of LVGI stock art then listed, if any.

     2.7.4. Right to Inspect. LVGI shall make available, at reasonable times, for inspection by the Shareholders or any one of them or their representatives, all financial and other pertinent corporate documents and records of LVGI, to the extent such information relates to the Registration Statement or any post-effective amendment thereto.

     2.7.5. Expenses. All costs, fees and expenses incident to LVGI=s performance of or compliance with this Agreement shall be borne by LVGI.



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  ARTICLE III REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND TRIPLE WIN

     As an inducement to the other parties hereto to enter into this Agreement and to consummate the Merger, Shareholders and Triple Win jointly and severely represent and warrant to each other party, which representations and warranties will be true and correct at Closing, as follows.


  3.1 Organization and Authority. TRIPLE WIN is a corporation duly organized, validly existing and in good standing in the State of Nevada, and is not required to be duly qualified to do business as foreign corporation in any other jurisdiction. Since the date of its organization and incorporation, TRIPLE WIN has consistently observed and operated within the corporate formalities of the jurisdiction in which it is incorporated, and has consistently observed and complied with the general corporation law of such jurisdiction. TRIPLE WIN has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement. This Agreement and all other such agreements and documents executed in connection herewith by TRIPLE WIN, upon due execution and delivery thereof, will constitute the valid and binding obligations of TRIPLE WIN, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws effecting creditors' rights generally and by general principles of equity (the "Insolvency/Equity Exceptions"). The authorized capital stock of TRIPLE WIN consists of 1,000 shares of $0.01 par value common stock. There are currently 1,000 shares of TRIPLE WIN Common Stock issued and outstanding, which represents all of the TRIPLE WIN securities
(including options, warrants and other types of securities) issued and outstanding as of the date of closing. The TRIPLE WIN Common Stock is subject to preemptive or comparable rights and has been issued in accordance with all applicable federal and state securities laws.

     There are no voting trusts, voting agreements, shareholders' agreements or other comparable commitments or understandings to which Shareholders are a party or by which Shareholders are bound with respect to the voting of any Shareholders' Stock or capital stock of any other TRIPLE WIN Subsidiary, other than a Stock Repurchase Agreement.

     TRIPLE WIN does not have any outstanding subscriptions, options, preferred stock, rights, warrants, convertible securities or other agreements or commitments to issue, or contracts or any other agreements obligating TRIPLE WIN to issue, or to transfer from treasury, any shares of its capital stock or membership interests, as applicable, of any class or kind, or securities convertible into such stock or interests. No persons who are now holders of Company Stock, and no persons who previously were holders of Company Stock, are or ever were entitled to exercise preemptive rights other than persons who exercised or waived those rights.


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     Neither  TRIPLE  WIN  nor  any  of its Affiliates, is under any obligation, contract or other arrangement to register (or maintain the registration of) any of its or their securities under federal or state securities laws.

     Neither TRIPLE WIN nor the Shareholders is a party to any agreement, voting trust, proxy or other agreement or understanding of any character, whether written or oral, with any other stockholders of TRIPLE WIN with respect to or concerning the purchase, sale or transfer or voting of TRIPLE WIN Stock or any other security of TRIPLE WIN, other than a Stock Repurchase Agreement.

     Neither TRIPLE WIN nor the Shareholders has any legal obligations, absolute or contingent, to any other person or entity to sell the assets other than in the ordinary course of business, or any capital stock or any other security of TRIPLE WIN or any of its subsidiaries or affect any merger, consolidation or other reorganization of TRIPLE WIN or any of its subsidiaries or to enter into any agreement with respect thereto, except pursuant to this Agreement and as provided by the Stock Repurchase Agreement.

     (a) Subsidiaries. TRIPLE WIN does not have any subsidiaries (whether held directly or indirectly) or any equity investment in any corporation, partnership, joint venture or other business.

     (b) Real Estate. TRIPLE WIN does not own any real estate or any interest in any real estate, other than leasehold interests.

     (c) Authority Relative to the Closing Documents; Enforceability. Neither the Shareholders nor TRIPLE WIN are suffering from any legal disability which would: (a) prevent them from executing, delivering or performing their obligations under the Closing Documents or consummating the Transaction, (b) make such execution, delivery, performance or consummation voidable or subject to necessary ratification, and (c) require the signature or consent of any third party in connection therewith for the Transaction to be binding and enforceable against the Shareholders and their property. The Closing Documents have been duly and validly executed and delivered by the Shareholders and each constitutes the legal, valid and binding obligation of the Shareholders, enforceable against them in accordance with their respective terms, except insofar as the enforcement thereof may be limited by the Insolvency/Equity Exceptions.

     (d) Title to Assets. TRIPLE WIN has good and marketable title free and clear of any encumbrance in and to all of its assets and properties, other than purchase money security interests and liens for taxes not yet due and payable.

     (e) Material Contracts. Except as disclosed to Shareholder, TRIPLE WIN is not a party to or bound by any agreement or contract, other than contracts or agreements arising in the ordinary course of business.

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     (f)     Compliance with Other Instruments; Consents.  Neither the execution of any Closing Document nor the consummation of the Transaction will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of any encumbrance upon any assets of TRIPLE WIN under any provision of the Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which TRIPLE WIN is bound.

     (g) Litigation. There are no legal, administrative, arbitration or other proceedings or claims pending against TRIPLE WIN, nor is TRIPLE WIN subject to any existing judgment which might affect the financial condition, business, property or prospects of TRIPLE WIN; nor has TRIPLE WIN received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets.

     (h) Taxes. TRIPLE WIN either: (a) has timely filed with the appropriate taxing authority all Tax and information returns required to have been filed by TRIPLE WIN or (b) has timely filed for any required extensions with regard to such returns. All Taxes of TRIPLE WIN have been paid (or estimated Taxes have been deposited) to the extent such payments are required prior to the date hereof or accrued on the books of TRIPLE WIN. The returns were correct when filed. There are no pending investigations of TRIPLE WIN concerning any Tax returns by any federal, state or local Taxing authority, and there are no federal, state, local or foreign Tax liens upon any of TRIPLE WIN's assets.

     (i) Compliance with Law and Government Regulations. TRIPLE WIN has complied in all material respects with, and is not in substantial violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable environmental, building, zoning or other law, ordinance or regulation) affecting TRIPLE WIN or its properties or the operation of its business. TRIPLE WIN is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

     (j) Full Disclosure. None of the representations and warranties made by the Shareholders herein, or in any Closing Document furnished or to be furnished by them hereunder contain or will contain as of the closing date any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

  3.2 Absence of Default. The execution, delivery and consummation of this Agreement, and all other agreements and documents executed in connection herewith by TRIPLE WIN and Shareholders will not constitute a violation of, be in conflict with, or, with or without the giving of notice or the passage of time, or both, result in a breach of, constitute a default under, or create (or cause the acceleration of the maturity of) any debt, indenture, obligation or liability or result in the creation or imposition of any security

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interest, lien, charge or other encumbrance upon any of the assets of TRIPLE WIN under: (a) any term or provision of the Certificate of Incorporation or Bylaws of TRIPLE WIN; (b) any contract, lease, purchase order, agreement, document or other commitment, oral or written, to which TRIPLE WIN is a party or by which TRIPLE WIN is bound; (c) any judgment, decree, order, writ, injunction or rule of any court or regulatory authority; or (d), to the knowledge of TRIPLE WIN, any law, statute, rule or regulation to which TRIPLE WIN is subject.

  3.3 Broker's or Finder's Fee. TRIPLE WIN has not employed, and is not liable for the payment of any fee to, any finder, broker or similar person in connection with the transactions contemplated under this Agreement.

        ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF LVGI
                        AND  LV  TWIN

     As an inducement to the other parties hereto to enter into this Agreement and to consummate the Merger, and as an inducement to the Shareholders to approve of and consummate the Merger, LVGI hereby represents and warrants to each such party, which representations and warranties will be true and correct at Closing, as follows.


  4.1 Organization, Qualification and Authority. LVGI is a corporation duly organized, validly existing and in good standing in the State of Nevada, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction. Since the date of its organization and incorporation or formation, LVGI has consistently observed and operated within the corporate formalities of the jurisdictions in which it is organized and/or conducts its business, has consistently observed and complied with the general corporation law of such jurisdictions and has been duly qualified to do business as a foreign corporation in all relevant jurisdictions. All outstanding shares of capital stock of the LVGI Subsidiaries consist solely of common stock and have been validly issued in accordance with all applicable federal and state securities laws and are owned by LVGI free and clear of all liens, charges, encumbrances, claims and options of any nature. LVGI has the full right, power and authority to own, lease and operate its properties and assets as presently owned, leased and operated and to carry on its business as it is now being conducted. LVGI has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement, to consummate the transactions contemplated on the part of LVGI hereby, and to take all actions necessary to permit or approve the actions LVGI take in connection with this Agreement. Subject to obtaining requisite approval of the shareholders of LVGI, the execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection herewith by LVGI have been duly authorized by all necessary corporate action on the part of LVGI. No other action on the part of LVGI, or any other person or entity other than LVGI as its sole shareholder, is necessary to authorize the execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection herewith,


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other  than  such  shareholder approval. This Agreement and all other agreements and documents executed in connection herewith by LVGI, upon due execution and delivery thereof, will constitute the valid and binding obligations of LVGI, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

     (a) Real Estate. LV TWIN and LVGI do not own any real estate or any interest in any real estate, except as disclosed in the SEC Documents.

     (b) Authority Relative to the Closing Documents; Enforceability. LV TWIN and LVGI are not suffering from any legal disability which would: (a) prevent it from executing, delivering or performing its obligations under the Closing Documents or consummating the Transaction, (b) make such execution, delivery, performance or consummation voidable or subject to necessary ratification, and
(c) require the signature or consent of any third party in connection therewith for the Transaction to be binding and enforceable against LV TWIN and LVGI and their property. The Closing Documents have been duly and validly executed and delivered and each constitutes the legal, valid and binding obligation, enforceable against LV TWIN and LVGI in accordance with their respective terms, except insofar as the enforcement thereof may be limited by law.

     (c) Compliance with Other Instruments; Consents. Neither the execution of any Closing Document nor the consummation of the Transaction will conflict with, violate or result in a breach or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), or result in a termination of, or accelerate the performance required by, or result in the creation of any encumbrance upon any assets of LV TWIN or LVGI under any provision of the Articles of Incorporation, Bylaws, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character to which LV TWIN or LVGI are bound.

     (d) Financial Statements. LVGI's audited financial statements for the year ended December 31, 2002, copies of which have been delivered to LV TWIN and the Shareholders, are true and complete in all material respects, and have been prepared in accordance with GAAP for the period covered by such statements, and fairly present, in accordance with GAAP, the properties, assets and financial condition of LVGI, and results of its operations as of the dates and for the periods covered thereby. Except as may be disclosed in the SEC Documents, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of LVGI, taken as a whole, from that reflected in the LVGI Financial Statements.

     (e) Litigation. There are no material legal, administrative, arbitration or other proceedings or claims pending against LV TWIN OR LVGI, nor is LV TWIN OR LVGI subject to any existing judgment which might affect the financial condition, business,


Page 11

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property  or  prospects of LV TWIN OR LVGI; nor has LV TWIN OR LVGI received any inquiry from an agency of the federal or of any state or local government about the Transaction, or about any violation or possible violation of any law, regulation or ordinance affecting its business or assets. On March 24, 2003, a civil action was brought in the US District Court for the District of Nevada against LVGI and others for patent violation by Planet Bingo, LLC. Management of LVGI is currently evaluating this action for materiality, but notes that even frivolous patent lawsuits can be prohibitively expensive to defend and thus can have a material effect on the business and operations of the Company.

LVGI is not a party to any other legal proceedings and to the Company's knowledge no such proceedings are threatened or contemplated.

     (f) SEC Documents. LVGI has furnished or made available to TRIPLE WIN and Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by LVGI with the SEC (as such documents have since the time of their filing been amended, the "SEC Documents"). LVGI has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) Taxes. LV TWIN and LVGI have either: (a) timely filed with the appropriate taxing authority all Tax and information returns required to have been filed by LV TWIN or (b) timely filed for any required extensions with regard to such returns. All Taxes of LV TWIN and LVGI have been paid (or estimated Taxes have been deposited) to the extent such payments are required prior to the date hereof or accrued on the books of LV TWIN and LVGI. The returns were correct when filed. There are no pending investigations of LV TWIN or LVGI concerning any Tax returns by any federal, state or local Taxing authority, and there are no federal, state, local or foreign Tax liens upon any of LV TWIN's or LVGI's assets.

     (h) Compliance with Law and Government Regulations. LV TWIN and LVGI have complied in all material respects and are not in material violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable environmental, building, zoning or other law, ordinance or regulation) affecting LV TWIN or LVGI or the operation of their businesses. Neither LVGI or LV TWIN is subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

     (i) Full Disclosure. None of the representations and warranties made by LV TWIN or LVGI herein, or in any Closing Document furnished or to be furnished by them


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


hereunder contain or will contain as of the Closing Date any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

  4.2     Capitalization  and  Stock  Ownership.

    (1) Common Stock. The authorized capital stock of LVGI (the "LVGI Common Stock") consists of 25,000,000 shares of common stock, par value $0.001 per share, of which 5,845,855 shares are issued and outstanding and 5,000,000 shares of preferred stock of which 541,400 shares of Series A preferred shares are outstanding as of the date hereof. The authorized capital stock of LV TWIN (the "LV TWIN Common Stock") consists of 200,000,000 shares of common stock, par value $0.001 per share, of which 1,000 shares are issued and outstanding. The LV TWIN Common Stock constitutes all current issued and outstanding securities of LV TWIN, and are duly authorized, validly issued, fully paid and non-assessable. The LVGI and LV TWIN Common Stock is not subject to preemptive or comparable rights. The LVGI and LV TWIN Common Stock and all other currently or previously outstanding securities of LVGI and LV TWIN have been issued in accordance with all applicable federal, state and foreign securities laws. LVGI is the sole owner of all of the issued and outstanding shares of LV TWIN.


    (2) Other Securities. As of the date hereof, LVGI has issued certain warrants and options all as more particularly described in its filings with the Securities and Exchange Commission.

    (3) Related Agreements. There are no voting trusts, voting agreements, shareholders' or other comparable commitments or understandings, oral or written, to which LVGI or LV TWIN or any holder of LVGI securities is a party or by which LVGI or any such holder is bound with respect to the voting of any LVGI Common Stock or preferred or the capital stock or securities of any LVGI Subsidiary.

    (4) LVGI Common Stock. On the Closing Date, LVGI will have a sufficient number of authorized but un-issued and/or treasury shares of LVGI Common Stock available for issuance to the Shareholders in accordance with the provisions of this Agreement. The LVGI Common Stock to be issued as Merger Consideration pursuant to the Agreement will, when so delivered, be duly and validly issued in accordance with all applicable federal and state securities laws, will be exempt from registration requirements of the 1933 Act and state "blue sky" laws, will be fully paid and non-assessable, and will be free and clear of preemptive or comparable rights.

  4.3 Absence of Default. The execution, delivery and consummation of this Agreement, and all other agreements and documents executed in connection herewith by LV TWIN and LVGI will not constitute a violation of, be in conflict with, or, with or without the giving of notice or the passage of time, or both, result in a breach of, constitute a default under, or create (or cause the acceleration of the maturity of) any debt, indenture, obligation or liability or result in the creation or imposition of any security interest, lien,


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charge or other encumbrance upon any of the assets of LV TWIN OR LVGI under: (a)
any term or provision of the Charter or Bylaws of LV TWIN OR LVGI; (b) any material contract, lease, purchase order, agreement, document or other commitment, oral or written, to which LV TWIN OR LVGI is a party or by which LV TWIN OR LVGI is bound (collectively the "LV TWIN Contracts") (for purposes of categorizing contracts, "material" being defined to exclude any contract, lease, purchase order, agreement, document or commitment which both (y) in terms of payments, costs, services or other measure does not exceed $10,000.00 in the aggregate and (z) is terminable without penalty upon ninety (90) days' written notice or less or (c), to the knowledge of LV TWIN OR LVGI, any law, statute, rule or regulation to which LV TWIN OR LVGI is subject.


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                       ARTICLE V. COVENANTS  OF  PARTIES


  5.1 Preservation of Business and Assets. From the date hereof until the Closing, each party will use its best efforts and will do or cause to be done all such acts and things as may be necessary to preserve, protect and maintain intact the operation of its respective business and assets as a going concern consistent with prior practice and not other than in the ordinary course of business, including preserving, protecting and maintaining the goodwill of the suppliers, employees, clientele and others having business relations with such party. Each party will use its best efforts to retain its employees in their current positions up to Closing. Through Closing, no party will acquire or sell or agree to acquire or sell by merging or consolidating with, or by purchasing or selling a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof. Except as expressly set forth in this Agreement or any related Agreement, the execution, delivery and consummation of this Agreement and the transactions contemplated hereunder will not give rise to any obligation of any party hereto, or any right of any holder of any security of any party hereto to require such party, to purchase, offer to purchase, redeem or otherwise prepay or repay any capital stock or other security, or deposit any funds to affect the same. All parties will use their best efforts to facilitate the consummation of the Merger as contemplated hereunder, including obtaining requisite approval of stockholders and third parties. Through Closing, except as expressly set forth in this Agreement or related Agreements and except for exercise of any outstanding LVGI Warrants, LVGI Options or LVGI preferred stock, no party will issue, deliver or sell, or authorize or propose to issue, deliver or sell, any shares of its capital stock of any class, any voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities. Through Closing, no party will split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase, redeem or otherwise acquire any shares of its capital stock. From the date hereof until the Closing, no party will pay any dividend or distribution to its stockholders as such, and no party will sell, discard or dispose of any of its assets, other than in the ordinary course of business.

  5.2 Absence of Material Change. From the date hereof until the Closing, no party will make any change in its business or in the utilization of its assets and will not enter into any contract or commitment or any other transaction with respect to its business or its assets which is contrary to its representations, warranties and obligations as set forth in this Agreement.

  5.3 Material Transactions. Except as contemplated by this Agreement, prior to the Effective Time, each party hereto, including its respective subsidiaries, if any, will not, without first obtaining the written consent of the other parties hereto:


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


    (1) dispose of or encumber any asset or enter into any transaction or make any contract commitment relating to the properties, assets and business of such entity, other than in the ordinary course of business or as otherwise disclosed herein;

    (2) enter into any employment contract which is not at will or terminable upon notice of thirty (30) days or less, without penalty;

    (3) enter into any contract or agreement (i) which cannot be performed within three months or less, or (ii) which involves the expenditure of over $10,000.00;

    (4) except as otherwise stated, issue or sell, or agree to issue or sell, any shares of capital stock or other securities of such entity;

    (5) make any payment or distribution under any bonus, pension, profit-sharing or retirement plan or incur any obligation to make any such payment which is not in accordance with such entities usual past practice, or make any payment or incur any obligation pursuant to or in respect of any other plan or contract or arrangement providing for bonuses (other than pursuant to normal past practices), executive incentive compensation, pensions, deferred compensation, retirement payments, profit-sharing or the like, establish or enter into any such plan, contract or arrangement, or terminate any plan;

    (6) extend credit to anyone except in the ordinary course of business consistent with prior practice;

    (7)   guarantee  the  obligation  of  any  person,  firm  or  corporation;

    (8) amend its operating agreement, charter or bylaws, or applicable organizational documents;

    (9) set aside or pay any cash dividend or any other distribution on or in respect of its capital stock or any redemption, retirement or purchase with respect to its capital stock or issue any additional shares of its capital stock; or engage in any stock split, recapitalization, reorganization or comparable transaction;

    (10) discharge or satisfy any lien, charge, encumbrance or indebtedness outside the ordinary course of business;

    (11) institute, settle or agree to settle any litigation, action or proceeding before any court or governmental body;

    (12) authorize any compensation increase of any kind whatsoever for any employee, consultant or other representative; or


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


    (13)  engage  in  any  extraordinary  transaction.

  5.4     Certain  Tax  Matters.

    (1) During the period from the date hereof through the Effective Time, no party will knowingly or negligently take or fail to take any action that would jeopardize the treatment of the Merger as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code (and any comparable provisions of applicable state law). Each party hereto shall report the Merger, and the exchange of stock, as a reorganization under Section 368(a) of the Code, and shall not take any position inconsistent with this characterization except in the event of a contrary final determination of the Internal Revenue Service. If any party receives notice of any contrary position by the Internal Revenue Service any party hereto may, at its option and sole expense, contest such position, in which event the other parties hereto shall cooperate with such contest as reasonably requested by the contesting party.

     (2) Except as provided below, each party hereto shall provide to the other parties, at the expense of the requesting party, with such assistance as may reasonably be requested by any of them in connection with the preparation of any tax return, any audit or other examination by any regulatory authority, or any judicial or administrative proceedings relating to liability for taxes, and each party will retain and provide the requesting party(ies) with any records or information that may be relevant to any of the foregoing.

    (3) The Shareholders agree to ensure that all taxes owed for activities of TRIPLE WIN prior to the Effective Date are paid to the appropriate taxing authority and hereby agree to indemnify LV TWIN and LVGI from any such obligation. The Shareholders shall cause the preparation of a final income tax return for the period ending on the Effective Time, provided, however, that LV Twin and LVGI shall make available to Shareholders and their agents, without cost, copies of such information as shall be reasonably necessary to prepare such tax returns. LVGI and LV TWIN agree that on January 5, 2004 they will pay each Shareholder in cash 25% of an amount calculated as follows: the taxable income of Triple Win from the period January 1, 2003 through April 30, 2003 multiplied by 35%.


  5.5 Legal Conditions to Merger. Each party hereto will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger and will promptly cooperate with and furnish information to each other party in connection with any such requirements imposed upon either any of them in connection with the Merger.

  5.6 Preserve Accuracy of Representations and Warranties. Each party hereto will refrain from taking any action which would render any of its representations and warranties contained in this Agreement untrue, inaccurate or misleading as of Closing and the Effective Time. Through Closing, each party will promptly notify the other parties of any lawsuit, claim, audit, investigation, administrative action or other proceeding asserted or


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


commenced against such party that may involve or relate in any way to another party to this Agreement. Each party hereto will promptly notify the other parties of any facts or circumstances that come to its attention and that cause, or through the passage of time may cause, any of a party's representations, warranties or covenants to be untrue or misleading at any time from the date hereof through Closing, and such notification will be deemed to update such warranty and representation so that by such notification it shall be deemed to be true and accurate.

  5.7 Notice of Subsequent Events. Each party hereto shall notify the other parties of any changes, additions or events of which it has knowledge which would cause any material change in this Agreement (including but not limited to the Exhibits attached hereto and thereto) promptly after occurrence of the same. If the effect of such change or addition would, individually or in the aggregate with the effect of changes or additions previously disclosed pursuant to this Section, constitute a material adverse effect on the notifying party, any non-notifying party may, within ten (10) days after receipt of such notice, elect to terminate this Agreement. If no non-notifying party gives written notice of such termination with such 10-day period, the non-notifying parties shall be deemed to have consented to such change or addition and shall not be entitled to terminate this Agreement by reason thereof.

  5.8 Current Return Filing. Each party will be responsible for the reparation and filing of all of such party's own tax returns which were due on or before the Closing, and the payment of all taxes due.

  5.9 Maintain Books and Accounting Practices. From the date hereof until the Closing, each party will maintain its books of account in the usual, regular and ordinary manner on a basis consistent with prior years and will make no change in its accounting methods or practices.


  5.10 Compliance with Laws and Regulatory Consents. From the date hereof until the Closing, (a) each party will comply with all applicable statutes, laws, ordinances and regulations, (b) each party will keep, hold and maintain all licenses, (c) each party will use its reasonable efforts and will cooperate fully with the other parties hereto to obtain all consents, stockholder and other approvals, exemptions and authorizations of third parties, whether governmental or private, necessary to consummate the Merger, and (d) each party will make and cause to be made all filings and give and cause to be given all notices which may be necessary or desirable on their part under all applicable laws and under their respective contracts, agreements and commitments in order to consummate the Merger.

  5.11 Maintain Insurance Coverage. From the date hereof until the Closing, each party will maintain and cause to be maintained in full force and effect all its currently existing insurance on such party's assets and the operations of such party's business and will provide at Closing written evidence satisfactory to each other parties that such insurance continues to be in effect, that all premiums due have been paid.

  5.12 Closing Deliveries. At Closing, the parties hereto will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to the receiving party(ies):

     (a) Deliveries by the LV TWIN. LV TWIN hereby agrees to deliver, or cause to be delivered, to Shareholders and TRIPLE WIN the following items on
Closing:

          (1) Certified Resolutions. Copies of the resolutions, certified by an officer of LV TWIN and the Board of Directors of LV TWIN approving the terms of this Agreement for purposes of Nev. Rev. Stat. Sec. 78.438(1) and
     78.378  -  78.3793.

          (2) Cash. The payment of $100,000 to Michael Cassidy by wire transfer as required herein.

          (3) Transfer Agent Direction. A direction of LVGI to its transfer agent to issue the Merger Consideration Shares in the name of the Shareholders with a restrictive legend or as is otherwise required by law.

     (b) Deliveries by Shareholders and TRIPLE WIN. Shareholders and TRIPLE WIN hereby agrees to deliver to LV TWIN the following items upon Closing:

          (1) Certified Resolutions. Copies of the resolutions, certified by an officer of TRIPLE WIN, of the Board of Directors of TRIPLE WIN approving the terms of this Agreement, and a copy of the resolution of the shareholders of TRIPLE WIN approving the transaction.

          (2) Stock Certificates. A stock certificate or certificates representing all the TRIPLE WIN Shares, together with such stock powers and all other documentation required by LV TWIN.

          (3) Investment Letter. The Investment Letter, executed by the Shareholders.

          (4) Non-Compete. A Non-Compete signed by each of the Shareholders covering the gaming business conducted by TRIPLE WIN for a period of 2 years as provided by Appendix B.

                                   ARTICLE VI.
                               CONDITIONS  TO  CLOSING

  6.1 Conditions to Each Party's Obligation to Effect the Merger. The obligation of each party hereto to effect the Merger shall be subject to the fulfillment at or prior to the Closing of the following conditions:


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


    (1) This Agreement and the transactions contemplated hereunder shall have been approved by shareholder of LV TWIN in the manner required by the applicable laws of the State of Nevada and the Charter and Bylaws of LV TWIN. Further, the Shareholders will have executed and delivered such documents and performed such acts as reasonably required to effectuate the Merger.

    (2) Each party hereto shall have received from the other parties copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors and shareholders of such other parties hereto, certified as of the date of Closing and evidencing approval of this Agreement and the transactions contemplated hereunder.



    (3) No action or proceeding before a court or other governmental body by any governmental agency or public authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated under this Agreement or to obtain an amount of damages or other material relief in connection with the execution of this Agreement or any related agreements or the consummation of the Merger; and no governmental agency shall have given notice to any party hereto to the effect that consummation of the transactions contemplated under this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of the Merger.


    (4) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body or any other third party (including lenders and lessors) required in connection with the execu-tion, delivery and performance of this Agreement shall have been obtained or made.

    (5) The warranties and representations set forth herein shall be true and correct as of the Closing Date.


                                    ARTICLE VII.
              TERMINATION;  AMENDMENT;  EXTENSION  AND  WAIVER

  7.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the shareholders of TRIPLE WIN and/or LVGI, by the mutual consent of the Boards of Directors of TRIPLE WIN and LVGI.

  7.2 Termination by Certain Parties. This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of TRIPLE WIN or LVGI if (a) the Merger shall not have been consummated by May 31, 2003, or (b) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or


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otherwise  prohibiting  the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause (d) shall have used all reasonable efforts to remove such injunction, order or decree.

  7.3 Effect of Termination and Abandonment. Upon termination of this Agreement, this Agreement and all its terms (including legal opinions) related hereto shall be void and of no force or effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of any party hereto, or on the part of the respective directors, officers, managers, employees, agents, representatives or shareholders of any of them; provided that this Section will not relieve any party from liability for damages incurred as a result of any willful breach by such party or by an affiliate of such party of any of its respective representations, warranties, covenants or obligations set forth in this Agreement.


  7.4 Amendment. This Agreement may be amended by the parties at any time, provided, that any amendments requiring the approval of the LV TWIN shareholders or the TRIPLE WIN Stockholders will not become effective until the amendment is approved by said holders. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

  7.5 Extension; Waiver. At any time prior to the Effective Time, any party hereto, by action taken by its Board of Directors evidenced in writing, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. If any party shall waive compliance as provided in (b) or (c) above, the other party shall have no liability for compliance so waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

            ARTICLE VIII. SURVIVAL  OF  PROVISIONS  AND  INDEMNIFICATION


  8.1 Survival. The covenants, obligations, representations and warranties of each party contained in this Agreement, or in any certificate or document delivered pursuant to this Agreement, will be deemed to be material and to have been relied upon by the other parties notwithstanding any investigation prior to the Closing, will not be merged into any documents delivered in connection with the Closing, and will terminate two (2) years after Closing; provided however, that if a notice claiming indemnity is properly delivered, the indemnification obligations will not expire with respect to such claim(s) until the same are resolved as contemplated hereunder.


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  8.2     Indemnification  by  LVGI  and  LV  TWIN.  LVGI  and  LV  TWIN  shall indemnify, defend and hold TRIPLE WIN and their officers, directors, employees, agents and representatives, and the TRIPLE WIN Shareholders harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and reasonable legal fees actually incurred) and other damages resulting from (a) any breach by LVGI or LV TWIN of any of their covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of LVGI or LV TWIN delivered pursuant to this Agreement, and (b) any claim that is brought or asserted by any third party(ies) against the Shareholders arising out of the ownership, licensing, operation or conduct of LV TWIN.

  8.3 Indemnification by TRIPLE WIN and Shareholders. TRIPLE WIN and the Shareholders shall indemnify, defend and hold LVGI and LV TWIN and their respective officers, directors, employees and representatives harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and reasonable legal fees actually incurred) and other damages resulting from (a) any breach by TRIPLE WIN or the Shareholders of any of its covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of TRIPLE WIN or the Shareholders delivered pursuant to this Agreement, and (b) any claim that is brought or asserted by any third party(ies) arising out of the ownership, licensing, operation or conduct of TRIPLE WIN through Closing, unless the same shall arise from the failure to pay or perform any obligation of Triple Win incurred prior to the Closing in the ordinary course of business consistent with prior practice.

  8.4 Rules Regarding Indemnification. The obligations and liabilities of each party hereto (the "indemnifying party") which may be subject to indemnification liability hereunder to the other party(ies) (the "indemnified party") will be subject to the following terms and conditions:

     (1) Claims by Non-Parties. The indemnified party will give written notice to the indemnifying party, within such time as not to prejudice the indemnifying party's ability to defend against the underlying claim, of any written claim by a third party which is likely to give rise to a claim by the indemnified party against the indemnifying party based on the indemnity agreements contained in this Article, stating with reasonable specificity the nature of said claim and the amount thereof, to the extent known. The indemnified party will give notice to the indemnifying party that pursuant to the indemnity, the indemnified party is asserting against the indemnifying party a claim with respect to a potential loss from the third party claim, and such notice will constitute the assertion of a claim for indemnity by the indemnified party. If, within ten (10) days after receiving such notice, the indemnifying party advises the indemnified party that it will provide indemnification and assume the defense at its expense, then so long as such defense is being conducted, the indemnified party will not settle or admit liability with respect to the claim without the consent of the indemnifying party and will afford to the indemnifying party and defending


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counsel  reasonable  assistance  in  defending  against  the  claim.  If  the indemnifying party assumes the defense, counsel reasonably acceptable to the indemnified party will be selected by such party and if the indemnified party then retains its own counsel, it will do so at its own expense. If the indemnified party does not receive a written objection to the notice from the indemnifying party within ten (10) days after the indemnifying party's receipt of such notice, the claim for indemnity will be conclusively presumed to have been assented to and approved, and in such case the indemnified party may control the defense of the matter or case and, at its sole discretion, settle or admit liability. If within the aforesaid ten (10) day period the indemnified party will have received written objection to a claim (which written objection will briefly describe the basis of the objection to the claim or the amount thereof, all in good faith), then for a period of thirty (30) days after receipt of such objection the parties will attempt to settle the dispute as between the indemnified party and indemnifying parties. If they are unable to settle the dispute, the unresolved issue or issues will be settled by a court of competent jurisdiction located in Las Vegas, Nevada. During the pendency of any such dispute, the indemnified party may control all aspects of the defense of the matter or case.

    (2) Claims by a Party. The determination of a claim asserted by a party hereunder (other than as set forth in subsection (1) above) pursuant to this Article will be made as follows: the indemnified party will give written notice to the indemnifying party, within such time as not to prejudice unduly the indemnifying party's ability to defend against the underlying claim, of any claim by the indemnified party which has not been made pursuant to subsection
(1) above, stating with reasonable specificity the nature of such claim and the amount thereof, to the extent known. The claim will be deemed to have resulted in a determination in favor of the indemnified party and to have resulted in a liability of the indemnifying party in an amount equal to the amount of such claim estimated pursuant to this clause (2) if within thirty (30) days after the indemnifying party's receipt of the claim the indemnified party will not have received written objection to the claim. In such event, the claim will be conclusively presumed to have been assented to and approved. If within the aforesaid thirty (30) day period the indemnified party will have received written objection to a claim (which written objection will briefly describe the basis of the objection to the claim or the amount thereof, all in good faith), then for a period of sixty (60) days after receipt of such objection the parties will attempt to settle the disputed claim as between the indemnified and indemnifying parties. If they are unable to settle the dispute, the unresolved issue or issues will be settled by a court of competent jurisdiction located in Las Vegas, NV.

  8.5 Exclusive Remedy. The indemnification obligations under this Article are the sole and exclusive remedies available to TRIPLE WIN, Shareholders, LVGI and LV TWIN with respect to this Agreement and the transactions contemplated hereunder.


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                             ARTICLE IX. MISCELLANEOUS

  9.1 Other Expenses. Except as otherwise provided in this Agreement, each party will pay all of its expenses in connection with the negotiation, execution, and implementation of the transactions contemplated under this Agreement.

  9.2 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given: (a) if delivered personally or sent by facsimile, on the date received, (b) if delivered by overnight courier, on the day after mailing, and (c) if mailed, five days after mailing with postage prepaid. Any such notice will be sent as follows:

     To  TRIPLE  WIN  or  Shareholders:
     ----------------------------------

     To:  Robert  G.  Ducaj,  II,  John  Mulligan,  Leta K. Mulligan and Michael
     Cassidy


     To  LVGI  or  LV  TWIN:
     -----------------------

     To:  Russell  Roth

  9.3 Confidentiality; Prohibition on Trading. All parties agree to maintain the confidentiality of this Agreement and the transactions contemplated hereunder and thereunder, unless disclosure is required by law and except for disclosures to be made in connection with obtaining shareholder approval and third party consents, and actions required to consummate the contemplated transactions. The Shareholders agree not to trade in the securities of LVGI based upon any nonpublic information.

  9.4 Controlling Law. This Agreement will be construed, interpreted and enforced in accordance with the substantive laws of the State of Nevada, without giving effect to its conflicts of laws provisions.

  9.5 Headings. Any table of contents and Section headings in this Agreement are for convenience of reference only and will not be considered or referred to in resolving questions of interpretation.

  9.6 Benefit. This Agreement will be binding upon and will inure to the exclusive benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. No party hereto may assign any rights or delegate any duties hereunder without the prior written consent of the other parties hereto and any prohibited assignment or delegation will be deemed null and void.

  9.7 Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions hereof, and this Agreement will be


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construed  in  all  respects as if such invalid or unenforceable provisions were omitted. Further, there will be automatically substituted for such invalid or unenforceable provision a provision as similar as possible which is valid and enforceable.


  9.8 Counterparts and Facsimiles This Agreement may be executed simultaneously in two (2) or more counterparts each of which will be deemed an original and all of which together will constitute but one and the same instrument. The signature page to this Agreement and all other documents required to be executed at Closing may be delivered by facsimile and the signatures thereon will be deemed effective upon receipt by the intended receiving party.

  9.9 Interpretation. All pronouns and any variation thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity, or the context, may require. Further, it is acknowledged by the parties that this Agreement has undergone several drafts with the negotiated suggestions of both; and, therefore, no presumptions will arise favoring either party by virtue of the authorship of any of its provisions or the changes made through revisions.

  9.10 Entire Agreement; Waivers. This Agreement, including the Exhibits and Attachments hereto and those portions incorporated herein by reference, constitutes the entire agreement between the parties hereto with regard to the matters contained herein and it is understood and agreed that all previous undertakings, negotiations, letter of intent and agreements between the parties, are merged herein. This Agreement may not be modified orally, but only by an agreement in writing signed by the parties hereto. The failure of any party to this Agreement or the failure of any Shareholder to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. Neither the failure nor any delay on the part of any party hereto in exercising any rights, power or remedy hereunder will operate as a waiver thereof or of any right, power or remedy; nor will any single or partial exercise of any right, power or remedy preclude any further or other exercise thereof, or the exercise of any other right, power or remedy.

  9.11 Legal Fees and Costs. In the event any party hereto incurs legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, reasonable attorney's fees, costs and disbursements, in addition to any other relief to which such party will be entitled.



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     IN  WITNESS  WHEREOF,  the  parties hereto have executed this Agreement and
Plan  of  Merger  as  of  the  date  first  above  written.

                        /s/ ROBERT  G.  DUCAJ,  II
                        _____________________________________
                        ROBERT  G.  DUCAJ,  II

                        /s/ JOHN  MULLIGAN
                        _____________________________________
                        JOHN  MULLIGAN

                        /s/ LETA  K.  MULLIGAN
                        _____________________________________
                        LETA  K.  MULLIGAN

                        /s/ MICHAEL  CASSIDY
                        ______________________________________
                        MICHAEL  CASSIDY


                        TRIPLE  WIN  IN  NEVADA,  INC.


                        By:   /s/ Robert G. Ducaj II

                        Title:  President


                        LAS  VEGAS  GAMING,  INC.


                        By:   /s/ Russ Roth

                        Title:   President


                         LAS  VEGAS  TWIN,  INC.


                         By:  /s/ Russ Roth

                         Title:  President